Exhibit 99(a)(5)(o)

确认及承诺函

CONFIRMATION AND GUARANTEE LETTER

本人，张颖豪，中国公民，（身份证号码：441900198702090177），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉5.15%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、林晖、金晖、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Zhang Yinghao, a PRC resident (ID No.: 441900198702090177), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 5.15% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

张颖豪/Zhang Yinghao

/s/ Zhang Yinghao

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，林晖，中国公民，（身份证号码：310110196801157015），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉1.08%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Lin Hui, a PRC resident (ID No.: 310110196801157015), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 1.08% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

林晖/Lin Hui

/s/ Lin Hui

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，张兵，中国公民，（身份证号码：430104196710302635），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）53.50%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉32.78%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、陆伽、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Zhang Bing, a PRC resident (ID No.: 430104196710302635), hold 53.50% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 32.78% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

张兵/Zhang Bing

/s/ Zhang Bing

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，张冉，中国公民，（身份证号码：110108198006286344），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）10.13%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉2.83%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Zhang Ran, a PRC resident (ID No.: 110108198006286344), hold 10.13% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 2.83% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

张冉/Zhang Ran

/s/ Zhang Ran
日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，张荣辉，中国公民，（身份证号码：110108196911060733），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉5.90%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Zhang Ronghui, a PRC resident (ID No.: 110108196911060733), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 5.90% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

张荣辉/Zhang Ronghui

/s/ Zhang Ronghui
日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，梁显宏，中国公民，（身份证号码：412727197804076552），截至本承诺函出具之日，本人直接持有北京朗玛峰创业投资管理有限公司（“朗玛峰”）0.20%股权，朗玛峰直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）3.77%的股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨国际传媒（北京）有限公司（“星璀璨”）、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪和朗玛峰签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Liang Xianhong, a PRC resident (ID No.: 412727197804076552), hold 0.20% of the shares in Everest Venture Capital Investment Co., Ltd. (the “Everest”) while Everest directly holds 3.77% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”). I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”), Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong and Everest on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

作为霍尔果斯耀世星辉的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholder of Glory Star will transfer to such natural person or legal person appointed by WFOE.

1

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉及其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

梁显宏/Liang Xianhong

/s/ Liang Xianhong

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，肖建聪，中国公民，（身份证号码：142623198012123419），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有北京朗玛峰创业投资管理有限公司（“朗玛峰”）99.80%股权，朗玛峰直接持有霍尔果斯耀世星辉3.77%的股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、梁显宏和朗玛峰签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Xiao Jiancong, a PRC resident (ID No.: 142623198012123419), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 99.80% of the shares in Everest Venture Capital Investment Co.,Ltd(the “Everest”) while Everest directly holds 3.77% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Liang Xianhong and Everest on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

肖建聪/Xiao Jiancong

/s/ Xiao Jiancong

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，贺一星，中国公民，（身份证号码：230103196905085593），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉0.71%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, He Yixing, a PRC resident (ID No.: 230103196905085593), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 0.71% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

贺一星/He Yixing

/s/ He Yixing

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，郦韩英，中国公民，（身份证号码：330625197107244426），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉0.94%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Li Hanying, a PRC resident (ID No.: 330625197107244426), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 0.94% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

郦韩英/Li Hanying

/s/ Li Hanying

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，金晖，中国公民，（身份证号码：31010919680401521X），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）0.10%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉0.57%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、陆伽、张冉、贺一星、张荣辉、林晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Jin Hui, a PRC resident (ID No.: 31010919680401521X), hold 0.10% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 0.57% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Lu Jia, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

金晖/Jin Hui

/s/ Jin Hui

日期 Date:

确认及承诺函
CONFIRMATION AND GUARANTEE LETTER

本人，陆伽，中国公民，（身份证号码：110101198012262512），截至本承诺函出具之日，持有星璀璨国际传媒（北京）有限公司（“星璀璨”）35.67%股权，星璀璨直接持有霍尔果斯耀世星辉文化传媒有限公司（“霍尔果斯耀世星辉”）43.45%股权；并且本人直接持有霍尔果斯耀世星辉2.83%股权。本人承诺将充分履行本人于 2019 年 9 月 16 日与耀世星辉新文娱（北京）科技有限公司（“外资企业”）、星璀璨、霍尔果斯耀世星辉、张兵、张冉、贺一星、张荣辉、林晖、金晖、张颖豪、郦韩英、肖建聪、梁显宏和北京朗玛峰创业投资管理有限公司签署的一系列协议（包括《独家服务总协议》、《业务合作协议》、《委托协议及授权委托书》、《独家购股权协议》和《股份股权质押协议》）(“协议”)。本人不会在任何情况下以任何方式采取任何可能与协议之订立目的或意图相违背的行动。

I, Lu Jia, a PRC resident (ID No.: 110101198012262512), hold 35.67% of the shares in Xing Cui Can International Media (Beijing) Co., Ltd. (the “Xing Cui Can”) while Xing Cui Can directly holds 43.45% of the shares in Horgos Glory Star Media Co., Ltd. (the “Glory Star”); besides, I directly hold 2.83% of the shares in Glory Star. I hereby covenant that I will fully implement arrangements under a series of agreements (including the Master Exclusive Service Agreement, the Business Cooperation Agreement, the Proxy Agreement and Power of Attorney, the Exclusive Option Agreement and the Share Pledge Agreement), which were entered into among Glory Star New Media (Beijing) Technology Co., Ltd. (the “WFOE”), Xing Cui Can, Glory Star, Zhang Bing, Zhang Ran, He Yixing, Zhang Ronghui, Lin Hui, Jin Hui, Zhang Yinghao, Li Hanying, Xiao Jiancong, Liang Xianhong and Everest Venture Capital Investment Co.,Ltd on September 16, 2019 (the “Agreements”). I will not, in any manner and under any circumstances, carry out any act which may be contrary to the purpose or intent of Agreements.

1

作为霍尔果斯耀世星辉和星璀璨的股东，本人在此确认、承诺及保证，如出现本人死亡、丧失行为能力或其它情形导致本人不再具有履行协议项下义务的能力，本人的任何继承人必须（i）立即书面通知外资企业，（ii）书面同意代替本人作为协议签字方加入和履行协议，并且（iii）签署与本承诺内容和格式基本相同的承诺函和安排其配偶（如有）签署和本人配偶签署的配偶承诺函内容和格式基本相同的配偶承诺函，方能继承本人持有的相关股权；尽管有上述，若将来出现本人死亡、丧失民事行为能力或其它情形导致本人不再具有履行相关协议项下义务的能力，如外资企业认为必要，本人所持有的上述相关股权将无偿且不附带任何条件地转让予外资企业指定的在中国法律允许范围内的自然人或法人。同时本人作为霍尔果斯耀世星辉和星璀璨的股东直接或间接享有及承担的全部权利及义务均由该被指定的自然人或法人继续享有及承担。

As a shareholder of Glory Star and Xing Cui Can, I hereby confirm, covenant and guarantee, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements, any heirs of mine shall not inherit my shares unless they: (i) give immediate written notice to the WFOE, (ii) issue written consent to enter and perform the Agreements as a signatory, and (iii) issue a Confirmation and Guarantee Letter in substantially the same format and content as this one, as well as arrange for their spouse (if any) to sign a Spousal Consent in substantially the same format and content as which signed by the spouse of me. Despite the above, in the event of death, incapacity or other circumstances may lead to my incapacity for implementing the Agreements in the future, all the above-mentioned shares I hold will legally transfer to any natural person or legal person appointed by the WFOE freely and unconditionally as long as the WFOE considers it to be necessary. At the same time, all the rights and obligations that I enjoy and undertake directly or indirectly as the shareholders of Glory Star and Xing Cui Can will transfer to such natural person or legal person appointed by WFOE.

本人确认上述相关股权均不属于与本人配偶的共同财产，本人配偶并不拥有且不可支配该等相关股权。本人直接或间接对霍尔果斯耀世星辉和星璀璨的经营管理及其他表决事项（如涉及本人）均不受本人配偶影响。如出现本人与配偶离异的情况，本人将采取一切任何行动以保障协议之履行。

I confirm that the abovementioned shares are not community property with my spouse, so that my spouse does not have any ownership of relevant shares nor any right to dispose such shares. My spouse has no effect with my management, operation, and other voting matters (if I am involved) of Glory Star and Xing Cui Can. In the event of me divorcing from my spouse, I will take any action to make sure the performance of Agreements.

本人承诺于协议有效期间，(i)除经外资企业书面同意外，本人将不会直接或间接（无论透过本人还是透过任何其他自然人或法定实体）参与，或从事，收购或持有（于任何情况下无论作为股东、合伙人、代理人、雇员或其他）与霍尔果斯耀世星辉、星璀璨或其任何关联公司存在或可能存在竞争之任何业务或于其中拥有权益； (ii)本人的任何作为或不作为将不会导致本人与外资企业（包括但不限于外资企业的股东）之间的任何利益冲突；及（iii）倘发生此等利益冲突（而外资企业可全权决定该类利益冲突有否发生），本人将，在不抵触中国法律的前提下，采取任何经外资企业指示之行动从而消除该等利益冲突。

I hereby covenant that, during the validity term of the Agreements, (i) unless otherwise agreed by the WFOE in written form, I will not directly or indirectly (by myself or by entrusting any other natural person or legal entity to) engage in, own or acquire (as shareholder, partner, agent, employee or under any other circumstances) any business that competes or might compete with the business of Glory Star and Xing Cui Can or its affiliated companies, or own any interest in such business; (ii) none of my actions or omissions will give rise to any conflict of interest between myself and the WFOE (including but not limited to the shareholders of the WFOE); and (iii) in the event of any such conflict described in paragraph (ii), the occurrence of which shall be decided at the sole discretion of the WFOE, I will take any action as instructed by the WFOE to eliminate such conflict provided such action is compliant with PRC laws.

本确认函由本人出具三份原件，外资企业执两份、本人执一份，所有原件具有同等法律效力。

This Confirmation and Guarantee Letter shall be executed in three originals, with the WFOE holding two originals and me holding the remaining one. All originals shall have the same legal effect.

2

本同意函一经本人签署实时生效，并持续有效。

This Confirmation and Guarantee Letter shall be effective as soon as being signed by myself and shall continually to be valid.

陆伽/Lu Jia

/s/ Lu Jia

日期Date: